Supplement dated February 24, 2014 to the following Prospectuses dated May 1, 2013:

•	Minnesota Life Variable Universal Life Account (ML VGUL)
•	Securian Life Variable Universal Life Account (SLIC VGUL)

This supplement provides information about the fund substitutions which are occurring in the above named life insurance policies on or about May 1, 2014 (“Substitution Date”). This supplement is for information purposes and requires no action on your part. There will be no tax consequences as a result of this substitution transaction.

On the Substitution Date, sub-account units corresponding to the shares of each underlying mutual fund in Column I (“Existing Fund”) below will be replaced with sub-account units corresponding to the shares of each underlying mutual fund in Column II (“Replacement Fund”) below.

Column I Existing Fund	Column II Replacement Fund
Ivy Funds VIP Growth	SFT Ivy® Growth Fund
Ivy Funds VIP Small Cap Growth	SFT Ivy® Small Cap Growth Fund
Fidelity VIP Contrafund® Initial Class Shares	SFT Pyramis® Core Equity Fund Class 1 Shares

The Existing Funds will continue to be available for investment until the Substitution Date. Once all of the necessary regulatory approvals have been obtained, Minnesota Life will carry out the proposed substitutions by redeeming the Existing Funds’ shares and purchasing shares of the Replacement Funds on the Substitution Date. The proposed substitutions will result in any policy value you have allocated to a sub-account investing in an Existing Fund, in effect, being transferred to a sub-account investing in the corresponding Replacement Fund.

The investment objective and policies of the Replacement Funds are similar to the investment objectives and policies of the corresponding Existing Funds. The investment objective of the Replacement Funds, along with information about the Replacement Fund’s investment adviser/sub-adviser, is described below and more fully in each Replacement Fund’s prospectus.

Prior to the Substitution Date.  From the current date until the Substitution Date, policyholders with allocations in the Existing Funds may transfer allocations to any other available investment option in accordance with the policy. During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the policy. Market timing limitations will continue to apply.

On the Substitution Date.  At the close of business on the Substitution Date, any allocations that remain in the Existing Funds will be redeemed. Those redemptions will then be used to purchase accumulation units in the corresponding Replacement Funds. All policyholders affected by the substitution will receive written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of transfer limitations.

After the Substitution Date.  Effective immediately following the Substitution Date, the Existing Funds will no longer be available as investment options in the policy. Additionally, from the Substitution Date through May 31, 2014, policyholders may reallocate amounts that were substituted into the Replacement Funds to any other available investment option without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the policy. Once the substitutions occur, any future allocation instructions of purchase payments and/or policy value that you previously designated to the Existing Fund will be allocated to the Replacement Fund. These investments will become your allocation instructions until you tell us otherwise. Market timing limitations will continue to apply.

Please retain this supplement for future reference.

F80774 2-2014

Information about each Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. THERE IS NO ASSURANCE THAT THE NEW FUND WILL ACHIEVE ITS STATED OBJECTIVES. To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions.

If you have any questions about this proposed substitution, please contact a Customer Service representative at: 1-800-843-8358.

Investment Objectives of Replacement Funds

Replacement Fund	Investment Adviser	Investment Objective
SFT Ivy® Growth Fund	Advantus Capital Management, Inc. Sub-Adviser: Waddell & Reed Investment Management Company	Seeks to provide growth of capital.
SFT Ivy® Small Cap Growth Fund	Advantus Capital Management, Inc. Sub-Adviser: Waddell & Reed Investment Management Company	Seeks to provide growth of capital.
SFT Pyramis® Core Equity Fund Class 1 Shares	Advantus Capital Management, Inc. Sub-Adviser: Pyramis Global Advisors®, LLC	Seeks long-term capital appreciation.

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